UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):        August 18, 2009

NALCO HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32342	16-1701300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL	60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Effective August 18, 2009, Nalco Holding Company (the “Company”) entered into a Foreign Assignment Agreement with Stephen M. Taylor, Executive Vice President and President Energy Services. More information about the agreement is contained in Item 5.02 (e) of this Form 8-K.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(e)

The Company has entered into a Foreign Assignment Agreement with Stephen M. Taylor, effective August 18, 2009. A copy of Mr. Taylor’s agreement is attached as an exhibit to this Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

(99.1)        Foreign Assignment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDING COMPANY

/s/ Stephen N. Landsman

Secretary

Date: August 20, 2009